Exhibit 10.21
PARTIAL ASSIGNMENT OF OIL AND GAS LEASES
AND RELATED PROPERTY

STATE OF TEXAS	§ §	KNOW ALL MEN BY THESE PRESENTS:
COUNTIES OF CROCKETT AND SCHLEICHER	§ §
     THIS ASSIGNMENT is made by NEO CANYON EXPLORATION, L.P., A TEXAS LIMITED PARTNERSHIP; J.CLEO THOMPSON AND JAMES CLEO THOMPSON, JR., L.P., A TEXAS LIMITED PARTNERSHIP, WES-TEX DRILLING COMPANY, L.P., A TEXAS LIMITED PARTNERSHIP; COCKRELL PRODUCTION COMPANY, A TEXAS CORPORATION; AND STAR PRODUCTION, INC., A TEXAS CORPORATION (“Assignors”) to APPROACH RESOURCES I, LP, A TEXAS LIMITED PARTNERSHIP whose address is 6300 Ridglea Place, Suite 1107, Fort Worth, Texas 76116 (“Assignee”).
     NOW, THEREFORE, the undersigned Assignors have GRANTED, BARGAINED, SOLD, ASSIGNED, TRANSFERRED AND CONVEYED, and do by these presents GRANT, BARGAIN, SELL, ASSIGN, TRANSFER AND CONVEY, to Assignee an undivided seventy percent (70%) interest in the depths from the surface of the earth down to the top of the Strawn Limestone Formation and an undivided five percent (5%) interest in the depths below the top of the Strawn Limestone Formation in and to the following (all of the following will hereafter sometimes be called the “Assigned Properties”):
     1. Assignors’ interest in the oil and gas leases described on Exhibit A attached hereto and incorporated herein by reference insofar and only insofar as said leases cover the lands specifically described on Exhibit A and the depths described immediately above BUT SAVE AND EXCEPT all depths in and under twenty two (22) acres in the form of a square surrounding each of those wells described on Exhibit B-1, and the depths below the top of the Strawn Limestone formation in the existing proration units surrounding each of those wells described in Exhibit B-2 (the “Retained Acreage”) (all of the described leases, land and depths except for the Retained Acreage shall hereinafter sometimes be called the “Subject Lands and Depths”);
     2. Assignors’ interest in all permits, licenses, franchises, easements, servitudes and rights-of-way of every character to the extent they are useful or appropriate in exploring for, developing, operating, producing, gathering, treating, storing or transporting oil, gas and other minerals produced from the Subject Lands and Depths; and
     3. Assignors’ interest in the rights and interest in, to, and under all operating agreements, leases, farmout agreements, hydrocarbon sales agreements and other instruments, contracts and agreements of every character insofar as they cover or affect the Subject Land and Depths;
subject, however to a proportionate share of all royalties, overriding royalties, and other payments out of production to which the above described leases are otherwise subject, in the oil, gas and casinghead gas produced and marketed under the provisions of said leases and any renewal and extension thereof from the Subject Lands and Depths (the “Existing Revenue Burdens”), and to the reservation by Assignors herein, and their successors and assigns, of the overriding royalty interest described below.
     Assignors reserve from the interests in the leases assigned hereby an overriding royalty interest in the oil, gas and minerals produced and saved from the Subject Lands and Depths equal to the positive difference (if any) between 20% and the Existing Revenue Burdens, proportionately reduced as set forth below. The overriding royalty interest reserved shall bear its proportionate share of all transportation costs, of all marketing costs imposed by first purchasers, and of all ad valorem, severance and other taxes applicable thereto. Any overriding royalty interest reserved by Assignors shall be proportionately reduced should Assignors own less than a full interest in the leases described on Exhibit A, or if the leases cover less than all of the mineral interests in the land covered. Assignee may form pooled units and the reserved overriding royalty may be pooled or unitized to the same extent that the lessor’s royalty may be pooled or unitized.
     This Assignment is made subject to the terms of any pooling or unitization agreements, operating agreements, contracts for the sale of oil, gas, liquid hydrocarbons, or other minerals substances, and any other subsisting leases and agreements but only to the extent that any such leases and agreements are otherwise in full force and effect (Assignors and Assignee do not intend to ratify or revive any agreements not otherwise in effect) (the “Subject Agreements”).
     Assignors hereby reserve and retain for themselves, their heirs, successors and assigns, such easements of ingress and egress over all of the lands originally covered by the leases comprising the Assigned Premises as may be reasonably necessary or useful for the development of, operations on and production from the Retained Acreage.
     Each Assignor may or may not own an interest in any given lease comprising the Assigned Properties, and each Assignor is by virtue of this Assignment assigning only those portions of the Assigned Properties in which said Assignor actually owns an interest as reflected by the records of the counties in which the Assigned Properties are located. And likewise, any overriding royalty reserved by virtue of this Assignment, together with the thirty percent (30%) and ninety five percent (95%) interests in the Assigned Properties no conveyed, are owned and claimed as to each respective lease by those Assignors who own title to such lease in the proportions reflected by the records of the counties in which the Assigned Properties are located.
     TO HAVE AND TO HOLD all of the Assignors’ rights, titles, interests, estates, remedies, powers, and privileges in and to the Assigned Properties unto Assignee, and its successors and assigns forever. Notwithstanding the use of words such as “grant,” “convey,” and similar words herein, this Agreement is made without warranty of title, express or implied, but Assignee is hereby assigned the benefit of all warranties pertaining to the Assigned Properties which inure to the benefit of Assignors.
     This Assignment is executed in multiple counterparts as of the respective acknowledgment dates of the signatory parties, but is effective August 1, 2006. For ease in recording, the signature and acknowledgment pages of any signatory party hereto may be detached from the original and attached to the original executed by Neo Canyon Exploration, L.P., and if so attached and recorded, shall be deemed to be one instrument as though all signatory parties executed one and the same Assignment.

ASSIGNORS:

NEO CANYON EXPLORATION, L.P.,
a Texas Limited Partnership

By:	J. Cleo Thompson Petroleum Management,
L.L.C., a Texas limited liability company,
its General Partner

	By:	/s/ James Cleo Thompson, Jr.

James Cleo Thompson, Jr.,
Member-Manager

J. CLEO THOMPSON AND
JAMES CLEO THOMPSON, JR., L.P.,
a Texas Limited Partnership

By:	J. Cleo Thompson Petroleum Management,
L.L.C., a Texas limited liability company,
its General Partner

	By:	/s/ James Cleo Thompson, Jr.

James Cleo Thompson, Jr.
Member-Manager

WES-TEX DRILLING, L.P.,
a Texas Limited Partnership

By:	WES-TEX Holdings, LLC, its General Partner

	By:	/s/ David Morris

David Morris, Executive Vice President

COCKRELL PRODUCTION COMPANY, INC.
a Texas Corporation

By:	/s/ Gerald L. Cockrell

Gerald Cockrell, President

STAR PRODUCTION, INC.,
a Texas Corporation

By:	/s/ Chris Cockrell

Chris Cockrell, President

THOMPSON PETROLEUM CORPORATION

By:	/s/ James Cleo Thompson, Jr.

James Cleo Thompson, Jr., President

JEAN CHRISTINE THOMPSON TRUST 2

By:	/s/ James Cleo Thompson, Jr.

James Cleo Thompson, Jr., as Trustee of the Jean
Christine Thompson Trust Number 2 under
agreement dated December 28, 2001

ASSIGNEE:

APPROACH RESOURCES I, L.P.

By:	Approach Operating, LLC, its General Partner

By:	/s/ J. Ross Craft

J. Ross Craft, President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     The foregoing document was acknowledged before me, the undersigned authority, on this 18th day of September, 2006, by James Cleo Thompson, Jr., Member-Manager of J. Cleo Thompson Petroleum Management, LLC, a Texas limited liability company, general partner of J. Cleo Thompson and James Cleo Thompson, Jr., L.P., a Texas limited partnership, and NEO Canyon Exploration, L.P., a Texas limited partnership, on behalf of such limited liability company and limited partnerships.

/s/ Jan Presley
Notary Public in and for the State of Texas

[NOTARY SEAL]

STATE OF TEXAS	§
§
COUNTY OF TAYLOR	§
     The foregoing document was acknowledged before me, the undersigned authority, on this 15th day of September, 2006, by David Morris, Executive Vice President of WES-TEX Holdings LLC, a Texas limited liability company, general partner of Wes-Tex Drilling Company, L.P., a Texas limited partnership, on behalf of such limited liability company and limited partnerships.

/s/ Debbie Waddell
Notary Public in and for the State of Texas

[NOTARY SEAL]

STATE OF TEXAS	§
§
COUNTY OF TAYLOR	§
     The foregoing document was acknowledged before me, the undersigned authority, on this 15th day of September, 2006, by Gerald L. Cockrell, President of Cockrell Production Company, a Texas corporation, on behalf of said corporation.

/s/ Sandra B. Browning
Notary Public in and for the State of Texas

[NOTARY SEAL]

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     The foregoing document was acknowledged before me, the undersigned authority, on this 18th day of September, 2006, by Chris Cockrell, President of Star Production, Inc., a Texas corporation, on behalf of said corporation.

/s/ Marilyn J. Snyder
Notary Public in and for the State of Texas

[NOTARY SEAL]

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     The foregoing document was acknowledged before me, the undersigned authority, on this 18th day of September, 2006, by J. Cleo Thompson, Jr., President of Thompson Petroleum Corporation.

/s/ Jan Presley
Notary Public in and for the State of Texas

[NOTARY SEAL]

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     The foregoing document was acknowledged before me, the undersigned authority, on this 18th day of September, 2006, by J. Cleo Thompson, Jr., Trustee of the Jean Christine Thompson Trust Number 2.

/s/ Jan Presley
Notary Public in and for the State of Texas

     [NOTARY SEAL]

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§
     The foregoing document was acknowledged before me, the undersigned authority, on this 22nd day of August, 2006, by J. Ross Craft, President of Approach Operating, LLC, a Delaware limited liability company, general partner of Approach Resources I, LP, a Texas limited partnership, on behalf of such limited liability company and limited partnership.

/s/ Diane B. Reid
Notary Public in and for the State of Texas

[NOTARY SEAL]

After recording return to:	Diane Reid
Approach Resources Inc.
6300 Ridglea Place
Suite 1107
Ft Worth, TX 76116